Exhibit 32a
                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Murray United Development Corp. on Form 10-KSB for the period ending July 31, 2003 as filed with the Securities and Exchange Commission on the date hereof, I, Dwight Foster, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:


1. The Report complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


Date:  October 29, 2003                       / s /  Dwight Foster
                                              -----------------------
                                              DWIGHT FOSTER,
                                              Chief Executive Officer